UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

Ballroom Dance Fitness, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-167249	26-3994216
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1150 Hillsboro Mile Suite 1004 Hillsboro Beach, Florida	33062
(address of principal executive offices)	(zip code)

954-684-8288
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

Effective January 30, 2013, Hamilton P.C, of Denver Colorado ("EH"), the independent registered public accounting  firm of Ballroom Dance Fitness, Inc. (the "Company"),  resigned the account as the Company's independent registered public accounting firm on January 17, 2013.

 The Board of Directors of the Company was advised of the resignation of EH and approved the engagement of       D. Brooks and Associates CPA, P.A. (DB) as the Company's independent registered public accounting firm, effective January 30, 2013. DB is located at 8918 Marlamoor Lane, West Palm Beach, FL. 33412.

EH, a PCAOB firm was engaged as the Company's independent registered public accounting firm on October 28, 2011. EH audited the Company's consolidated financial statements for the fiscal year ended December 31, 2011.  The report of EH on the consolidated financial statements of the Company for the fiscal year ended December 31, 2011 did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

In connection with EH's audits of the Company's financial statements for the fiscal year ended December 31, 2011, and through the interim period ended January 30, 2013, the Company has had no disagreement with EH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of  EH, would have caused EH to make a reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for the fiscal year ended December 31, 2011.

Prior to engaging , neither the Company nor anyone acting on the Company's behalf consulted DB regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to such item) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

The Company provided DB, as the successor to EH, a copy of this report and requested a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this report and, if not, stating the respects in which it does not agree.  A copy of such letter is attached as Exhibit 16.1 to this report and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

Exhibits

(d)

NUMBER	EXHIBIT
16.1	Letter from Hamilton P.C., dated January 30, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ballroom Dance Fitness, Inc.

Dated: January 30, 2013	/s/ William G. Forhan
William G. Forhan
Chief Executive Officer

EXHIBIT INDEX

NUMBER	EXHIBIT
16.1	Letter from Hamilton PC dated January 30, 2013, regarding Change in Certifying Accountant. (Filed herewith.)